                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 27, 2005

                            The Lamson & Sessions Co.
             (Exact name of registrant as specified in its charter)

            Ohio                           1-313                 34-0349210
(State or other jurisdiction           (Commission              (IRS Employer
    of incorporation)                  File Number)          Identification No.)

25701 Science Park Drive, Cleveland, Ohio                             44122-7313
 (Address of principal executive offices)                             (Zip Code)

       Registrant's telephone number, including area code: (216) 464-3400

     ______________________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On October 27, 2005, The Lamson & Sessions Co. issued a press release announcing its earnings for the third quarter 2005. A copy of such press release is included as Exhibit 99.1 hereto and incorporated herein by reference.

     This Form 8-K and the attached Exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits:

Number   Exhibit
------   -------
99.1     Press release, dated October 27, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE LAMSON & SESSIONS CO.


                                        By: /s/ James J. Abel
                                            ------------------------------------
                                        Name: James J. Abel
                                        Title: Executive Vice President,
                                               Secretary, Treasurer and Chief
                                               Financial Officer

Dated: October 27, 2005

                                INDEX TO EXHIBITS

NUMBER   EXHIBIT
------   -------
99.1     Press release, October 27, 2005